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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934

                               February 24, 2000
             ----------------------------------------------------
                                Date of Report
                       (date of earliest event reported)

                             INFERENCE CORPORATION
            (Exact name of Registrant as specified in its charter)


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        Delaware                               000-26334              953436352
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
(State or other jurisdiction of      (Commission File Number)      (I.R.S. Employer
incorporation or organization)                                  Identification Number)
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                                100 Rowland Way
                           Novato, California  94945
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                   (Address of principal executive offices)


      Registrant's telephone number, including area code:  (415) 893-7200



                                Not Applicable
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         (Former name or former address, if changed since last report)

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Item 5.    Other Events.
           -------------

  On February 24, 2000, Inference Corporation, a Delaware corporation, announced financial results for the quarter and year ended January 31, 2000. A copy of Inference's press release announcing these financial results is attached as
Exhibit 99.1 hereto and incorporated by reference herein .

  The press release filed as an exhibit to this report includes certain statements about Inference's business which are "forward-looking" rather than "historic." The press release also states that further information on potential factors that may affect Inference's operating results is discussed from time to time in Inference's public reports filed with the Securities and Exchange Commission.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------
    (c)    Exhibits.
           --------

           99.1  Press Release dated February 24, 2000.


                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            INFERENCE CORPORATION
                                            A Delaware Corporation

                                            By: /s/ PHILIP D. RANGER
                                                -------------------------------
                                                Philip D. Ranger
                                                Vice President and
                                                Chief Financial Officer
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                                 EXHIBIT INDEX


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Exhibit Number                      Description of Exhibit
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
99.1                                Press Release dated February 24, 2000
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